SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)       September 26, 2000

                     CYPRESS EQUIPMENT FUND II, LTD.
         (Exact Name of Registrant as Specified in its Charter)

           Florida                      0-19021               59-2927387
(State or other jurisdiction of        (Commission       (I.R.S. Employer
 incorporation or organization)        File Number)     Identification No.)


  880 Carillon Parkway, St. Petersburg, Florida              33716
     (Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number (Including Area Code)    (727) 573-3800



Item 2    Acquisition or Disposition of Assets

     On September 26, 2000, Cypress Equipment Fund II, Ltd., a Florida limited partnership ("Seller"), sold its 1988 Fairchild Metro III Commuter Aircraft, Serial #AC703, to Aviation Services of America of Antonio, Texas ("Buyer").

     The sale totaled an aggregate amount of $725,000.00.


Item 7.   Financial Statements, Proforma Financial Information and Exhibits

          (c)  Exhibits (to be sent in paper format)


28.55 Offer to Purchase Agreement between Aviation Services of America ("Buyer") and Cypress Equipment Fund II, Ltd., Owner AC703 ("Seller") dated May 29, 2000.




                      SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                                   Cypress Equipment Fund, Ltd.
                                     A Florida Limited Partnership

                                   RJ Leasing - 2, Inc.
                                     A General Partner



Date:  September 30, 2000          /s/ J. Davenport Mosby, III
                                   J. Davenport Mosby, III
                                   President